SECURITY AGREEMENT

This SECURITY AGREEMENT, dated as of December 2, 2024 (this “Agreement”), is entered into by and between 2020 Resources LLC, a Delaware limited liability company (the “Company” or “Debtor”) and KF Business Ventures, LP, its endorsees, transferees and assigns (“Holder”).

W I T N E S S E T H:

WHEREAS, the Company’s parent company, Sky Quarry Inc. (“Sky”), has entered into a secured promissory note with Holder in the principal amount of $1,200,000 (the “Note”);

WHEREAS, pursuant to the Note, the Holder has agreed to extend the loan to Sky as evidenced by the Note; and

WHEREAS, in order to induce the Holder to extend the loan evidenced by the Note, the Company has agreed to execute and deliver to the Holder this Agreement and to grant to the Holder, a continuing, perfected first priority lien and security interest in the Collateral (defined below) of the Company, to secure the prompt payment, performance and discharge in full of all of the Company’s obligations under the Note.

NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.Certain Definitions.  Terms used but not otherwise defined in this Agreement that are defined in Article 9 of the UCC (such as “account”, “chattel paper”, “commercial tort claim”, “deposit account”, “document”, “equipment”, “fixtures”, “general intangibles”, “goods”, “instruments”, “inventory”, “investment property”, “letter-of-credit rights”, “proceeds” and “supporting obligations”) shall have the respective meanings given such terms in Article 9 of the UCC.  In addition to those capitalized terms defined elsewhere in this Agreement and the Note, the following terms shall have the following meanings:

“Collateral” means the collateral in which the Holder is granted a security interest by this Agreement and which shall include the following personal property of the Debtor, whether presently owned or existing or hereafter acquired or coming into existence, wherever situated, and all additions and accessions thereto and all substitutions and replacements thereof, and all proceeds, products and accounts thereof, including, without limitation, all proceeds from the sale or transfer of the Collateral and of insurance covering the same and of any tort claims in connection therewith:

3.7 MW Solar Centaur 40 Natural Gas Turbine Power Generator #1

Model: GS1-CH-ID

Serial #: HG85093

3.7 MW Solar Centaur 40 Natural Gas Turbine Power Generator #1

Model: GS1-CH-ID

Serial #: HG85083

Notwithstanding the foregoing, nothing herein shall be deemed to constitute an assignment of any asset which, in the event of an assignment, becomes void by operation of applicable law or the assignment of which is otherwise prohibited by applicable law (in each case to the extent that such applicable law is not overridden by Sections 9-406, 9-407 and/or 9-408 of the UCC or other similar applicable law); provided, however, that to the extent permitted by applicable law, this Agreement shall create a valid security interest in such asset and, to the extent permitted by applicable law, this Agreement shall create a valid security interest in the proceeds of such asset.

“Default” shall mean an event, circumstance or condition which, with the giving of notice or passage of time or both, would constitute an Event of Default.

“Environmental Laws” shall mean all federal, state and local environmental, land use, zoning, health, chemical use, safety and sanitation laws, statutes, ordinances and codes relating to the protection of the environment and/or governing the use, storage, treatment, generation, transportation, processing, handling, production or disposal of Hazardous Substances and Hazardous Wastes and the rules, regulations, policies, guidelines, interpretations, decisions, orders and directives of federal, state and local governmental agencies and authorities with respect thereto.

“Governmental Authority” shall mean any nation or government, any state or other political subdivision thereof or any entity, authority, agency, division or department exercising the legislative, judicial, regulatory or administrative functions of or pertaining to a government.

“Hazardous Substance” shall mean, without limitation, any flammable explosives, radon, radioactive materials, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum and petroleum products, methane, hazardous materials, Hazardous Wastes, hazardous or Toxic Substances or related materials as defined in CERCLA, the Hazardous Materials Transportation Act, as amended (49 U.S.C. Sections 1801, et  seq.), RCRA, or any other applicable Environmental Law and in the regulations adopted pursuant thereto.

“Hazardous Wastes” shall mean all waste materials subject to regulation under CERCLA, RCRA or applicable state law, and any other applicable Federal and state laws now in force or hereafter enacted relating to hazardous waste disposal.

“Intellectual Property” means the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, (ii) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof, and all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, (iii) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade dress, service marks, logos, domain names and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common law rights related thereto, (iv) all trade secrets arising under the laws of the United States, any other country or any political subdivision thereof, (v) all rights to obtain any reissues, renewals or extensions of the foregoing, (vi) all licenses for any of the foregoing, and (vii) all causes of action for infringement of the foregoing.

“Lien” shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, security interest, lien (whether statutory or otherwise), charge, claim or encumbrance, or preference, priority or other security agreement or preferential arrangement held or asserted in respect of any asset of any kind or nature whatsoever including any conditional sale or other title retention agreement, any lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement under the UCC or comparable law of any jurisdiction.

“Material Adverse Effect” shall mean a material adverse effect on (a) the condition (financial or otherwise), results of operations, assets, business, properties or prospects of the Company, (b) the Company’s ability to duly and punctually pay or perform the Obligations in accordance with the terms thereof, (c) the value of the Collateral, or the priority of any such Lien or (d) the practical realization of the benefits of Holder’s rights and remedies under this Agreement and the other Loan Documents.

“Necessary Endorsement” shall mean undated stock powers endorsed in blank or other proper instruments of assignment duly executed and such other instruments or documents as the Holder may reasonably request.

“Obligations” means all obligations of the Company to the Holder under or in respect of this Agreement, the Note, and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Holder as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time (all such agreements, documents, and instruments, including the Note and this Agreement, are referred to herein sometime collectively as the “Loan Documents”).  Without limiting the generality of the foregoing, the term “Obligations” shall include, without limitation: (i) due and punctual payment and performance of this Agreement, the Note, and any of the other Loan Documents, including all principal, interest, collection costs, expenses and other amounts owing or payable from time to time under the Loan Documents; (ii) any and all other fees, indemnities, costs, obligations and liabilities of the Debtor from time to time under or in connection with this Agreement, the Note, or the other Loan Documents; (iii) the reimbursement of all reasonable costs incurred by the Holder to maintain, preserve, and enforce the Loan Documents, collect the Obligations, and maintain and preserve the Collateral, including without limitation, the Holder’s reasonable attorney’s fees, disbursements and legal expenses, and all expenditures by the Holder for taxes, insurance, and repairs to and maintenance of the Collateral, and (iv) all amounts (including but not limited to post-petition interest, fees, costs, expenses and charges) in respect of the foregoing that would be payable but for the fact that the obligations to pay such amounts are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Debtor.  The above shall be equally applicable to any renewals, reinstatements, restatements, modifications, amendments, or extensions of any of the foregoing.

“Organizational Documents” means with respect to the Debtor, the documents by which the Debtor was organized (including, without limitation, its certificate of formation and all amendments and revisions thereto) and which relate to the internal governance of the Debtor (including, without limitation its operating agreement).

“Permitted Encumbrances” shall mean (i) Liens in favor of Holder for the benefit of Holder; (ii) Liens for taxes, assessments or other governmental charges not delinquent or being contested in good faith and by appropriate proceedings and with respect to which proper reserves have been taken by the Company; provided, that, the Lien shall have no effect on the priority of the Liens in favor of Holder or the value of the assets in which Holder has such a Lien and a stay of enforcement of any such Lien shall be in effect; (iii) deposits or pledges to secure obligations under worker’s compensation, social security or similar laws, or under unemployment insurance; (iv) deposits or pledges to secure bids, tenders, contracts (other than contracts for the payment of money), leases, statutory obligations, surety and appeal bonds and other obligations of like nature arising in the ordinary course of business; (v) Liens arising by virtue of the rendition, entry or issuance against the Company or any subsidiary, or any property of the Company or any subsidiary, of any judgment, writ, order, or decree for so long as each such Lien (A) is in existence for less than twenty (20) consecutive days after it first arises or is being properly contested and (B) is at all times junior in priority to any Liens in favor of Holder; (vi) mechanics’, workers’, materialmen’s or other like Liens arising in the ordinary course of business with respect to obligations which are not due or which are being contested in good faith by the Company; and (vii) Liens placed upon fixed assets hereafter acquired to secure a portion of the purchase price thereof, provided that any such lien shall not encumber any other property of the Company, without the Holder’s prior written consent.

“UCC” means the Uniform Commercial Code of the State of Utah and or any other applicable law of any state or states which has jurisdiction with respect to all, or any portion of, the Collateral or this Agreement, from time to time.  It is the intent of the parties that defined terms in the UCC should be construed in their broadest sense so that the term “Collateral” will be construed in its broadest sense.  Accordingly if there are, from time to time, changes to defined terms in the UCC that broaden the definitions, they are incorporated herein and if existing definitions in the UCC are broader than the amended definitions, the existing ones shall be controlling.

2.Incorporation of Certain Representations, Warranties, Covenants and Agreements of the Debtor.  In addition to the representations, warranties and covenants set forth in this Agreement, the representations, warranties and covenants set forth in the Notes are hereby incorporated herein by reference as though set forth herein at length.

3.Intentionally left blank.

4.Collateral:  General Terms

(a)Security Interest in the Collateral.  To secure the prompt payment and performance to the Holder of the Obligations, the Company hereby assigns, pledges and grants to Holder for its benefit a continuing security interest in and to and Lien on all of the Collateral, whether now owned or existing or hereafter acquired or arising and wheresoever located.  The Company shall mark its books and records as may be necessary or appropriate to evidence, protect and perfect the Holder’s security interest and shall cause its financial statements to reflect such security interest.  The Company shall promptly provide the Holder with written notice of all commercial tort claims, such notice to contain the case title together with the applicable court and a brief description of the claim(s).  Upon delivery of each such notice, the Company shall be deemed to hereby grant to the Holder a security interest in and to and Lien on such commercial tort claims and all proceeds thereof.

(b)Perfection of Security Interest.  The Company shall take all action that the Holder may reasonably request, so as at all times to maintain the validity, perfection, enforceability and priority of the Holder’s security interest in and Lien on the Collateral or to enable the Holder to protect, exercise or enforce its rights hereunder and in the Collateral.  By its signature hereto, the Company hereby authorizes the Holder to file against the Company one or more financing, continuation or amendment statements pursuant to the UCC in form and substance satisfactory to the Holder (which statements may have a description of collateral which is broader than that set forth herein).  All charges, expenses and fees the Holder may incur in doing any of the foregoing, and any local taxes relating thereto, shall be added to the Obligations and be paid to the Holder for its benefit and for the ratable benefit of the Holder immediately upon demand.

(c)Disposition of Collateral.  The Company will safeguard and protect all Collateral for the Holder’s general account and make no disposition thereof whether by sale, lease or otherwise.

(d)Preservation of Collateral.  Following the occurrence of a Default or Event of Default, in addition to the rights and remedies set forth in Section 8 hereof, the Holder:  (a) may at any time take such steps as the Holder deems reasonably necessary to protect the Holder’s interests in and to preserve the Collateral.  The Company shall cooperate fully with all of the Holder’s efforts to preserve the Collateral and will take such actions to preserve the Collateral as the Holder may direct.  All of the Holder’s reasonable expenses of preserving the Collateral, including any expenses relating to the bonding of a custodian, shall be added to the Obligations and paid to the Holder for its benefit immediately upon demand.

(e)Ownership of Collateral.

(i)With respect to the Collateral, at the time the Collateral becomes subject to the Holder’s security interest and Lien:  (A) the Company shall be the sole owner of and fully authorized and able to sell, transfer, pledge and/or grant a first priority security interest in each and every item of their Collateral to the Holder; and, except for Permitted Encumbrances the Collateral shall be free and clear of all Liens and encumbrances whatsoever; (B) each document and agreement executed by the Company or delivered to the Holder in connection with this Agreement shall be true and correct in all respects; (C) all signatures and endorsements of the Company that appear on such documents and agreements shall be genuine and the Company shall have full capacity to execute same; and (D) the Company’s equipment and inventory shall be located at its chief executive office or other company location and shall not be removed from such location without the prior written consent of the Holder except with respect to the rental of equipment and sale of inventory in the ordinary course of business and equipment to the extent permitted in Section 4(c) hereof.

(f)Defense of the Holder’s Interests.  Until (i) payment and performance in full of all of the Obligations and (ii) termination of this Agreement, the Holder’s interests in the Collateral shall continue in full force and effect.  During such period the Company shall not without the Holder’s prior written consent, pledge, sell (except inventory in the ordinary course of business and equipment to the extent permitted in Section 4(c) hereof), assign, transfer, create or suffer to exist a Lien upon or encumber or allow or suffer to be encumbered in any way except for Permitted Encumbrances, any part of the Collateral.  The Company shall defend the Holder’s interests in the Collateral against any and all Persons whatsoever.  At any time following demand by the Holder for payment of all Obligations, the Holder shall have the right to take possession of the Collateral in whatever physical form contained.  If the Holder exercises this right to take possession of the Collateral, the Company shall, upon demand, assemble it in the best manner possible and make it available to the Holder at a place reasonably convenient to the Holder.  In addition, with respect to all Collateral, the Holder shall be entitled to all of the rights and remedies set forth herein and further provided by the UCC or other applicable law.  The Company shall, and the Holder may, at their option, upon the occurrence of a Default or an Event of Default and during the continuation thereof, instruct all suppliers, carriers, forwarders, warehousers or others receiving or holding cash, checks, inventory, documents or instruments in which the Holder holds a security interest and if they shall come into the Company’s possession, they, and each of them, shall be held by the Company in trust as the Holder’s trustee, and the Company will immediately deliver them to the Holder in their original form together with any Necessary Endorsement.

(g)Books and Records.  The Company shall (i) keep proper books of record and account in which full, true and correct entries will be made of all dealings or transactions of or in relation to its business and affairs; (ii) set up on its books accruals with respect to all taxes, assessments, charges, levies and claims; and (iii) on a reasonably current basis set up on its books, from its earnings, allowances against doubtful accounts, advances and investments and all other proper accruals (including by reason of enumeration, accruals for premiums, if any, due on required payments and accruals for depreciation, obsolescence, or amortization of properties), which should be set aside from such earnings in connection with its business.

(h)Compliance with Laws.  The Company shall comply in all material respects with all applicable laws with respect to the Collateral or any part thereof or to the operation of the Company’s business the non-compliance with which could reasonably be expected to have a Material Adverse Effect.  The Company may, however, contest or dispute any applicable laws in any reasonable manner, provided that any related Lien is inchoate or stayed and sufficient reserves are established to the reasonable satisfaction of the Holder to protect the Holder’s Lien on or security interest in the Collateral.  The assets of the Company at all times shall be maintained in accordance with the requirements of all insurance carriers which provide insurance with respect to the assets of the Company so that such insurance shall remain in full force and effect.

(i)Payment of Taxes.  The Company will pay, when due, all taxes, assessments and other charges lawfully levied or assessed upon the Company or any of the Collateral including real and personal property taxes, assessments and charges and all franchise, income, employment, social security benefits, withholding, and sales taxes.  If any tax by any Governmental Authority is or may be imposed on or as a result of any transaction between the Company and the Holder which the Holder may be required to withhold or pay or if any taxes, assessments, or other charges remain unpaid after the date fixed for their payment, or if any claim shall be made which, in the opinion of the Holder, may possibly create a valid Lien on the Collateral, the Holder may without notice to the Company pay the taxes, assessments or other charges and the Company hereby indemnifies and holds the Holder harmless in respect thereof.  The Holder will not pay any taxes, assessments or charges to the extent that the Company has properly contested those taxes, assessments or charges.  The amount of any payment by the Holder under this Section 4(i) shall be added to the Obligations and secured by the Collateral and shall be paid to the Holder immediately upon demand for the benefit of the Holder contributing the funds to pay such taxes, assessments or other charges.

(j)Payment of Leasehold Obligations.  The Company shall at all times pay, when and as due, its rental obligations under all leases under which it is a tenant, and shall otherwise comply, in all material respects, with all other terms of such leases and keep them in full force and effect and, at the Holder’s request, will provide evidence of having done so.

(k)Receivables.

(i)Nature of Accounts.  Each of the accounts shall be a bona fide and valid account representing a bona fide indebtedness incurred by the account debtor therein named, for a fixed sum as set forth in the invoice relating thereto (provided immaterial or unintentional invoice errors shall not be deemed to be a breach hereof) with respect to an absolute sale or lease and delivery of goods upon stated terms of the Company, or work, labor or services theretofore rendered by the Company as of the date each account is created.  Same shall be due and owing in accordance with the Company’s standard terms without dispute, setoff or counterclaim except as may be stated on the accounts receivable schedules delivered by the Company to the Holder.

(ii)Solvency of Account Debtors.  Each account debtor, to the best of the Company’s knowledge, as of the date each account is created, is and will be solvent and able to pay all accounts on which the account debtor is obligated in full when due or with respect to such account debtors of the Company who are not solvent the Company has set up on its books and in its financial records bad debt reserves adequate to cover such accounts or had determined that such account debtor has insurance coverage in effect and/or is entitled to governmental health benefits that will pay the amount of each such invoice less the account debtor’s required deductible or co-payment and, as applicable, less any other customary and/or prescribed reductions.

(iii)Location of the Company.  The Company’s chief executive office is located as set forth in the Note.  Until written notice is given to the Holder by the Company of any other office at which the Company keeps its records pertaining to accounts, all such records shall be kept at such executive office.

(iv)Collection of Accounts.  Until the Company’s authority to do so is terminated by the Holder (which notice the Holder may give at any time following the occurrence of an Event of Default or a Default), the Company will, at the Company’s sole cost and expense, unless otherwise prohibited by applicable law, collect all amounts received on accounts.

(v)Notification of Assignment of Accounts.  At any time following the occurrence of an Event of Default or a Default, the Holder shall, unless prohibited or restricted by applicable law, and in any event, subject to applicable law, have the right to send notice of the assignment of and the Holder’s security interest in and Lien on, the accounts to any and all account debtors and/or any third party payors who have responsibility for the payment of all or any portion of the accounts.  Thereafter, subject to the aforesaid prohibitions and restrictions, and subject to applicable law, the Holder shall have the sole right to collect the accounts and take possession of the Collateral, or both.  The Holder’s actual collection expenses, including, but not limited to, stationery and postage, telephone and telegraph, secretarial and clerical expenses and the salaries of or sums due to any collection personnel used for collection, shall be added to the Obligations, secured by the Collateral and payable upon demand to the Holder.

(vi)No Liability.  The Holder shall not under any circumstances or in any event whatsoever, have any liability for any error or omission or delay of any kind occurring in the settlement, collection or payment of any of the accounts or any instrument received in payment thereof, or for any damage resulting therefrom.  Following the occurrence of an Event of Default or Default the Holder may, subject to applicable law, without notice or consent from the Company, sue upon or otherwise collect, extend the time of payment of, compromise or settle for cash, credit or upon any terms any of the accounts or any other securities, instruments or insurance applicable thereto and/or release any obligor thereof.  The Holder is authorized and empowered to accept, following the occurrence of an Event of Default or Default, the return of the goods represented by any of the accounts, without notice to or consent by the Company, all without discharging or in any way affecting the Company’s liability hereunder.

(vii)Adjustments.  The Company will not, without the Holder’s consent, compromise or adjust any material amount of the accounts (or extend the time for payment thereof) or accept any material returns of merchandise or grant any additional discounts, allowances or credits thereon except for those compromises, adjustments, returns, discounts, credits and allowances as have been heretofore customary in the business of the Company.

(l)Maintenance of Equipment.  All Company equipment shall be maintained in good operating condition and repair (reasonable wear and tear excepted) and all necessary replacements of and repairs thereto shall be made so that the value and operating efficiency of the equipment shall be maintained and preserved.  The Company shall not use or operate the equipment in violation of any law, statute, ordinance, code, rule or regulation.

(m)Exculpation of Liability.  Nothing herein contained shall be construed to constitute the Holder as the Company’s agent for any purpose whatsoever, nor shall the Holder be responsible or liable for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral wherever the same may be located and regardless of the cause thereof.  The Holder shall not, whether by anything herein or in any assignment or otherwise, assume any of the Company’s obligations under any contract or agreement assigned to the Holder, and the Holder shall not be responsible in any way for the performance by the Company of any of the terms and conditions thereof.

(n)Financing Statements.  Except as respects the financing statements filed by the Holder, no financing statement covering any of the Collateral or any proceeds thereof is on file in any public office.

5.Certain Information as to the Company.

The Company shall, until satisfaction in full of the Obligations and the termination of this Agreement:

(a)Disclosure of Material Matters.  Immediately upon learning thereof, report to the Holder all matters materially affecting the value, enforceability or collectibility of any portion of the Collateral, including claims without limitations, or disputes asserted by any account debtor, third party payors or other Obligors.

(b)Litigation.  Promptly notify the Holder in writing of any claim, litigation, suit or administrative proceeding affecting the Company, whether or not the claim is covered by insurance, and of any litigation, suit or administrative proceeding, which in any such case affects the Collateral or which could reasonably be expected to have a Material Adverse Effect.

(c)Material Occurrences.  Promptly notify the Holder in writing upon the occurrence of (i) any Event of Default or Default; (ii) each and every default by the Company which might result in the acceleration of the maturity of any indebtedness, including the names and addresses of the holders of such indebtedness with respect to which there is a default existing or with respect to which the maturity has been or could be accelerated, and the amount of such indebtedness; and (iii) any other development in the business or affairs of the Company which could reasonably be expected to have a Material Adverse Effect; in each case describing the nature thereof and the action the Company proposes to take with respect thereto.

(d)Additional Information.  Furnish the Holder with such additional information as Holder shall reasonably request in order to enable the Holder to determine whether the terms, covenants, provisions and conditions of this Agreement and the Notes have been complied with by the Company including, without the necessity of any request by the Holder, notice of the Company’s opening of any new office or place of business or the Company’s closing of any existing office or place of business.

(e)Notice of Suits, Adverse Events.  Furnish the Holder with prompt written notice of (i) any lapse or other termination of any consent issued to the Company by any Governmental Authority or any other Person that is material to the operation of the Company’s business, (ii) any refusal by any Governmental Authority or any other Person to renew or extend any such consent; and (iii) copies of any periodic or special reports filed by the Company with any Governmental Authority or Person, if such reports indicate any material change in the business, operations, affairs or condition of the Company, or if copies thereof are requested by the Holder, and (iv) copies of any material notices and other communications from any Governmental Authority or Person which specifically relate to the Company.

(f)Additional Documents.  Execute and deliver to the Holder, upon request, such documents and agreements as the Holder may, from time to time, reasonably request to carry out the purposes, terms or conditions of this Agreement.

6.Defaults.  The following events shall be “Events of Default”:

(a)The occurrence of an Event of Default (as defined in the Note) under the Note;

(b)The failure by the Company to observe or perform any of its obligations hereunder;

(c)If any provision of this Agreement shall at any time for any reason be declared to be null and void, or the validity or enforceability thereof shall be contested by the Company, or a proceeding shall be commenced by the Company, or by any governmental authority having jurisdiction over the Company, seeking to establish the invalidity or unenforceability thereof, or the Company shall deny that the Company has any liability or obligation purported to be created under this Agreement; or

(d)An uninsured material loss, theft, damage or destruction to any of the Collateral.

7.Duty To Hold In Trust.

(a)Receipt of ProceedsUpon the occurrence of any Event of Default and at any time thereafter, the Debtor shall, subject to applicable law, upon receipt of any revenue, income, dividend, interest or other sums subject to the Holder’s Lien, or of any check, draft, note, trade acceptance or other instrument evidencing an obligation to pay any such sum, hold the same in trust for the Holder and shall forthwith endorse and transfer any such sums or instruments, or both, to the Holder for application to the satisfaction of the Obligations.

(b)Receipt of Securities or other Property.If the Debtor shall become entitled to receive or shall receive any securities or other property, the Debtor agrees to (i) accept the same as the agent of the Holder; (ii) hold the same in trust on behalf of and for the benefit of the Holder; and (iii) deliver any and all certificates or instruments evidencing the same to Holder on or before the close of business on the fifth (5th) Business Day following the receipt thereof by the Debtor, in the exact form received together with the Necessary Endorsements, to be held by the Holder subject to the terms of this Agreement as Collateral.

8.Rights And Remedies After Default.

(a)Rights and Remedies.

(i)Upon the occurrence of (A) an Event of Default pursuant to the Note, all Obligations shall be immediately due and payable; and (B) any of the other Events of Default and at any time thereafter (such default not having previously been cured), at the option of the Holder, shall be immediately due and payable and the Holder shall have the right to exercise all rights and remedies under this Agreement.  Upon the occurrence of any Event of Default, the Holder shall have the right to exercise any and all rights and remedies provided for herein, under the other Loan Documents, under the UCC and at law or equity generally, including the right to foreclose the security interests granted herein and to realize upon any Collateral by any available judicial procedure and/or to take possession of and sell any or all of the Collateral with or without judicial process.  The Holder may enter any of the Company’s premises or other premises without legal process and without incurring liability to the Company therefor, and the Holder may thereupon, or at any time thereafter, in its discretion without notice or demand, take the Collateral and remove the same to such place as the Holder may deem advisable and the Holder may require the Company to make the Collateral available to the Holder at a convenient place.  With or without having the Collateral at the time or place of sale, the Holder may sell the Collateral, or any part thereof, at public or private sale, at any time or place, in one or more sales, at such price or prices, and upon such terms, either for cash, credit or future delivery, as the Holder may elect.  Except as to that part of the Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Holder shall give the Company reasonable notification of such sale or sales, it being agreed that in all events written notice mailed to the Company at least ten (10) days prior to such sale or sales is reasonable notification.  At any public sale the Holder may bid for and become the purchaser, and the Holder at any such sale thereafter shall hold the Collateral sold absolutely free from any claim or right of whatsoever kind, including any equity of redemption and all such claims, rights and equities are hereby expressly waived and released by the Company.

(ii)Upon notice to the Company by the Holder, all rights of the Company to exercise the voting and other consensual rights which it would otherwise be entitled to exercise and all rights of the Company to receive the dividends and interest which it would otherwise be authorized to receive and retain on the Collateral, shall cease.  Upon such notice, the Holder shall have the right to receive any interest, cash dividends or other payments on such Collateral and the Holder may exercise all voting rights pertaining thereto.  Without limiting the generality of the foregoing, the Holder shall have the right (but not the obligation) to exercise all rights with respect to such Collateral as if it were the sole and absolute owner thereof, including, without limitation, to vote and/or to exchange, at its sole discretion, any or all of such Collateral in connection with a merger, reorganization, consolidation, recapitalization or other readjustment concerning or involving the Collateral or the Company or any of its direct or indirect subsidiaries.

(iii)Upon the Holder’s written direction(s) to the Company, the Company shall take all steps necessary and/or appropriate, as determined by the Holder to market and sell all or any portion of the Company’s equity interests in any of the Company’s subsidiaries or affiliates.  In that regard, and without limitation, the Company shall fully cooperate with the Holder and comply with the Holder’s instructions and directions.  The Company hereby constitutes and appoints the Holder or the Holder’s designee as the Company’s attorney with the power to market and sell such equity interests and sign and deliver all documents necessary or appropriate, as determined by the Holder, in its sole discretion, to effect the marketing and sale of such equity interests if the Company fails to cooperate with the Holder and/or follow the Holder’s instructions or directions as aforesaid. All acts of said attorney or designee are hereby ratified and approved, and said attorney or designee shall not be liable for any acts of omission or commission nor for any error of judgment or mistake of fact or of law, unless done maliciously or with gross (not mere) negligence (as determined by a court of competent jurisdiction in a final non-appealable judgment) or upon the Holder’s willful misconduct; this power being coupled with an interest is irrevocable while any of the Obligations remain unpaid.  In connection with the exercise of the foregoing remedies, including the sale of inventory, the Holder is granted a perpetual nonrevocable, royalty free, nonexclusive license and the Holder is granted permission to use all of the Company’s (a) trademarks, trade styles, trade names, patents, patent applications, copyrights, service marks, licenses, franchises and other proprietary rights which are used or useful in connection with inventory for the purpose of marketing, advertising for sale and selling or otherwise disposing of such inventory and (b) equipment for the purpose of completing the manufacture of unfinished goods.  The cash proceeds realized from the sale of any Collateral shall be applied to the Obligations in the order set forth in Section 8(e) hereof.  Noncash proceeds will only be applied to the Obligations as they are converted into cash.  If any deficiency shall arise, the Company shall remain liable to the Holder therefor.

(iv)To the extent that applicable law imposes duties on the Holder to exercise remedies in a commercially reasonable manner, the Company acknowledges and agrees that it is not commercially unreasonable for the Holder (A) to fail to incur expenses reasonably deemed significant by the Holder to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition, (B) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (C) to fail to exercise collection remedies against account debtors or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral, (D) to exercise collection remedies against account debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (E) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (F) to contact other Persons, whether or not in the same business as the Company, for expressions of interest in acquiring all or any portion of such Collateral, (G) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (H) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (I) to dispose of assets in wholesale rather than retail markets, (J) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (K) to purchase insurance or credit enhancements to insure the Holder against risks of loss, collection or disposition of Collateral or to provide to the Holder a guaranteed return from the collection or disposition of Collateral, or (L) to the extent deemed appropriate by the Holder, to obtain the services of brokers, investment bankers, consultants and other professionals to assist the Holder in the collection or disposition of any of the Collateral.  The Company acknowledges that the purpose of this Section 8(a)(iv) is to provide non-exhaustive indications of what actions or omissions by the Holder would not be commercially unreasonable in the Holder’s exercise of remedies against the Collateral and that other actions or omissions by the Holder shall not be commercially unreasonable solely on account of not being indicated in this Section 8(a)(iv).  Without limitation upon the foregoing, nothing contained in this Section 8(a)(iv) shall be construed to grant any rights to the Company or to impose any duties on the Holder that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section 8(a)(iv).

(b)The Holder’s Discretion.  The Holder shall have the right in its sole discretion to determine which rights, Liens, security interests or remedies it may at any time pursue, relinquish, subordinate, or modify or to take any other action with respect thereto and such determination will not in any way modify or affect any of the Holder’s rights hereunder.

(c)Setoff.  In addition to any other rights which the Holder may have under applicable law, upon the occurrence of an Event of Default hereunder, the Holder shall have a right, immediately and without notice of any kind, to apply the Company’s property held by the Holder to reduce the Obligations.

(d)Rights and Remedies not Exclusive.  The enumeration of the foregoing rights and remedies is not intended to be exhaustive and the exercise of any rights or remedy shall not preclude the exercise of any other rights or remedies provided for herein or otherwise provided by law, all of which shall be cumulative and not alternative.

(e)Allocation of Payments After Event of Default.  Notwithstanding any other provisions of this Agreement to the contrary, after the occurrence and during the continuance of an Event of Default, all amounts collected or received by the Holder on account of the Obligations or any other amounts outstanding under any of the other Loan Documents or in respect of the Collateral may, at the Holders discretion, be paid over or delivered as follows:

FIRST, to the payment of all reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees) of the Holder in connection with enforcing its rights under this Agreement and the other Loan Documents and any protective advances made by the Holder with respect to the Collateral under or pursuant to the terms of this Agreement;

SECOND, to the payment of all reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees) of the Holder to the extent owing to the Holder pursuant to the terms of this Agreement (other than as set forth in clause “FIRST” above);

THIRD, to the payment of all of the Obligations consisting of accrued fees and interest;

FOURTH, to the payment of the outstanding principal amount of the Obligations;

FIFTH, to all other Obligations and other obligations which shall have become due and payable under the other Loan Documents or otherwise and not repaid pursuant to clauses “FIRST” through “FOURTH” above; and

SIXTH, to the payment of the surplus, if any, to whoever may be lawfully entitled to receive such surplus.

In carrying out the foregoing, amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category.

(f)Waiver of Notice.  The Company hereby waives notice of non-payment of any of the accounts, demand, presentment, protest and notice thereof with respect to any and all instruments, notice of acceptance hereof, notice of credit extended, Collateral received or delivered, or any other action taken in reliance hereon, and all other demands and notices of any description, except such as are expressly provided for herein.

(g)Delay.  No delay or omission on the Holder’s part in exercising any right, remedy or option shall operate as a waiver of such or any other right, remedy or option or of any Default or Event of Default.

9.Securities Law Provision.  The Debtor recognizes that the Holder may be limited in its ability to effect a sale to the public of all or part of any Note by reason of certain prohibitions in the Securities Act of 1933, as amended, or the securities laws of other applicable jurisdictions (collectively, the “Securities Laws”), and may be compelled to resort to one or more sales to a restricted group of purchasers who may be required to agree to acquire the Note for their own account, for investment and not with a view to the distribution or resale thereof.  The Debtor shall cooperate with the Holder in its attempt to satisfy any requirements under the Securities Laws (including, without limitation, registration thereunder if requested by the Holder) applicable to the sale of Note by Holder.

10.Costs and Expenses.  The Debtor and Sky agree to pay all out-of-pocket fees, costs and expenses incurred in connection with any filing required hereunder, including without limitation, any financing statements pursuant to the UCC, continuation statements, amendments and/or termination statements related thereto or any expenses of any searches required by the Holder.  The Debtor and Sky shall also pay all other claims and charges which in the reasonable opinion of the Holder might prejudice, imperil or otherwise affect the Collateral or the Lien of the Holder.  The Debtor and Sky will also, upon demand, pay to the Holder the amount of any and all expenses, including the reasonable fees and expenses of their counsel and the fees and expenses of any experts and agents, which the Holder may incur in connection with (i) the enforcement of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, or (iii) the exercise or enforcement of any of the rights of the Holder under the Notes and the other Loan Documents.  Until so paid, any fees payable hereunder shall be added to the principal amount of the Note, be secured by the Collateral and shall bear interest at the Default Rate.

11.Responsibility for Collateral.  The Debtor assumes all liabilities and responsibility in connection with all Collateral, and the Obligations shall in no way be affected or diminished by reason of the loss, destruction, damage or theft of any of the Collateral or its unavailability for any reason.  Without limiting the generality of the foregoing, (a) the Holder (i) has no duty (either before or after an Event of Default) to collect any amounts in respect of the Collateral or to preserve any rights relating to the Collateral, or (ii) has no obligation to clean-up or otherwise prepare the Collateral for sale, and (b) the Debtor shall remain obligated and liable under each contract or agreement included in the Collateral to be observed or performed by the Debtor thereunder.  Holder has no obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Holder of any payment relating to any of the Collateral, nor shall the Holder be obligated in any manner to perform any of the obligations of the Debtor under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Holder in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Holder or to which any Holder may be entitled at any time or times.

12.Security Interest Absolute.  All rights of the Holder and all obligations of the Debtor shall be absolute and unconditional, irrespective of: (a) any lack of validity or enforceability of this Agreement, the Notes or any agreement entered into in connection with the foregoing, or any portion hereof or thereof; (b) any change in the time, manner or place of payment or performance of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Notes or any other agreement entered into in connection with the foregoing; (c) any exchange, release or nonperfection of any of the Collateral, or any release or amendment or waiver of or consent to departure from any other collateral for, or any guaranty, or any other security, for all or any of the Obligations; (d) any action by the Holder to obtain, adjust, settle and cancel in its sole discretion any insurance claims or matters made or arising in connection with the Collateral; or (e) any other circumstance which might otherwise constitute any legal or equitable defense available to the Debtor, or a discharge of all or any part of the Liens granted hereby.  Until the Obligations shall have been paid and performed in full, the rights of the Holder shall continue even if the Obligations are barred for any reason, including, without limitation, the running of the statute of limitations or bankruptcy.  The Debtor expressly waives presentment, protest, notice of protest, demand, notice of nonpayment and demand for performance.  In the event that at any time any transfer of any Collateral or any payment received by the Holder hereunder shall be deemed by final order of a court of competent jurisdiction to have been a avoidable preference or fraudulent conveyance under the bankruptcy or insolvency laws of the United States, or shall be deemed to be otherwise due to any party other than the Holder, then, in any such event, the Debtor’s obligations hereunder shall survive cancellation of this Agreement, and shall not be discharged or satisfied by any prior payment thereof and/or cancellation of this Agreement, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof.  The Debtor waives all rights to require the Holder to proceed against any other Person or to apply any Collateral which the Holder may hold at any time, or to marshal assets, or to pursue any other remedy.  The Debtor waives any defense arising by reason of the application of the statute of limitations to any obligation secured hereby.

13.Term of Agreement.  This Agreement and the Liens granted herein shall terminate on the date on which all payments under the Note have been indefeasibly paid in full in cash and all other Obligations have been paid or discharged; provided, however, that all indemnities of the Debtor contained in this Agreement shall survive and remain operative and in full force and effect regardless of the termination of this Agreement.

14.Notices.  Any notice or request hereunder may be given to the Company, or to the Holder at their respective addresses set forth below or at such other address as may hereafter be specified in a notice designated as a notice of change of address under this Section.  Any notice, request, demand, direction or other communication (for purposes of this Section 14 only, a “Notice”) to be given to or made upon any party hereto under any provision of this Agreement shall be given or made by telephone or in writing (which includes by means of electronic transmission (i.e., “e-mail”)) or facsimile transmission in accordance with this Section 14.  Any such Notice must be delivered to the applicable parties hereto at the addresses and numbers set forth under their respective names below or in accordance with any subsequent unrevoked Notice from any such party that is given in accordance with this Section 14.  Any Notice shall be effective:

(a)In the case of hand-delivery, when delivered;

(b)If given by mail, four (4) days after such Notice is deposited with the United States Postal Service, with first-class postage prepaid, return receipt requested;

(c)In the case of a telephonic Notice, when a party is contacted by telephone, if delivery of such telephonic Notice is confirmed no later than the next Business Day by hand delivery, a facsimile or electronic transmission, or an overnight courier delivery of a confirmatory Notice (received at or before noon on such next Business Day);

(d)In the case of a facsimile transmission, when sent to the applicable party’s facsimile machine’s telephone number, if the party sending such Notice receives confirmation of the delivery thereof from its own facsimile machine;

(e)In the case of electronic transmission, when actually received;

(f)If given by any other means (including by overnight courier), when actually received.

(i)If to the Holder at:

KF Business Ventures, LP

1520 Tower Grove Drive

Beverly Hills, CA 90210

Attn: Robert Kopple

Fax:

Email:

(ii)If to the Company at:

2020 Resources LLC

707 W 700 S, Ste 101

Woods Cross, UT 84087

Attention: David Sealock

Facsimile:

Email:dsealock@skyquarry.com

With a copy to:

Sky Quarry Inc.

707 W 700 S, Ste 101

Woods Cross, UT 84087

Attention: David Sealock

Facsimile:

Email:dsealock@skyquarry.com

15.Other Security.  To the extent that the Obligations are now or hereafter secured by property other than the Collateral or by the guarantee, endorsement or property of any other Person, then the Holder shall have the right, in its sole discretion, to pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of the Holder’s rights and remedies hereunder or under any other Loan Document.

16.Miscellaneous.

(a)No course of dealing between the Debtor, on the one hand, and the Holder, on the other hand, nor any failure to exercise, nor any delay in exercising, on the part of the Holder, any right, power or privilege hereunder or under the Notes or any other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

(b)All of the rights and remedies of the Holder with respect to the Collateral, whether established hereby, by the Notes, by any other Loan Documents or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.

(c)This Agreement and the other Loan Documents (including the exhibits and schedules hereto and thereto) constitute the entire agreement of the parties with respect to the subject matter hereof and is intended to supersede all prior negotiations, understandings and agreements with respect thereto.  Except as specifically set forth in this Agreement, no provision of this Agreement may be modified or amended except by a written agreement specifically referring to this Agreement and signed by the parties hereto.

(d)In the event any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction for any reason, unless such provision is narrowed by judicial construction, this Agreement shall, as to such jurisdiction, be construed as if such invalid, prohibited or unenforceable provision had been more narrowly drawn so as not to be invalid, prohibited or unenforceable.  If, notwithstanding the foregoing, any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction, such provision, as to such jurisdiction, shall be ineffective to the extent of such invalidity, prohibition or unenforceability without invalidating the remaining portion of such provision or the other provisions of this Agreement and without affecting the validity or enforceability of such provision or the other provisions of this Agreement in any other jurisdiction.

(e)No waiver of any breach or default or any right under this Agreement shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default or right, whether of the same or similar nature or otherwise.

(f)This Agreement shall be binding upon and inure to the benefit of each party hereto and its successors and permitted assigns.

(g)Each party shall take such further action and execute and deliver such further documents as may be necessary or appropriate in order to carry out the provisions and purposes of this Agreement.

(h)All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Utah, without regard to the principles of conflicts of law thereof.  The Debtor agrees that all proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement, the Note and the other Loan Documents (whether brought against a party hereto or its respective affiliates, directors, officers, managers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the State of Utah in Salt Lake City.  The Debtor hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of Utah in Salt Lake City for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such proceeding is improper.  Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

(i)This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(j)The Debtor shall indemnify, reimburse and hold harmless the Holder and its partners, members, shareholders, managers, officers, directors, employees and agents (collectively, “Indemnities”) from and against any and all losses, claims, liabilities, damages, penalties, suits, costs and expenses, of any kind or nature, (including fees relating to the cost of investigating and defending any of the foregoing) imposed on, incurred by or asserted against such Indemnitee in any way related to or arising from or alleged to arise from this Agreement or the Collateral, except any such losses, claims, liabilities, damages, penalties, suits, costs and expenses which result from the gross negligence or willful misconduct of the Indemnity as determined by a final, nonappealable decision of a court of competent jurisdiction.  This indemnification provision is in addition to, and not in limitation of, any other indemnification provision in the Notes, or any other Loan Documents or any other agreement, instrument or other document executed or delivered in connection herewith or therewith and expressly includes attorneys’ fees and costs incurred in enforcing the Note and/or this Agreement.

(k)To the extent that the grant of the security interest in the Collateral and the enforcement of the terms hereof require the consent, approval or action of any partner or member, as applicable, of the Debtor, or any direct or indirect subsidiary of the Debtor or compliance with any provisions of any of the Organizational Documents, the Debtor hereby grants such consent and approval and waives any such noncompliance with the terms of said documents.

(l)The Company recognizes that, in the event the Company fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, or threatens to fail to perform, observe or discharge such obligations or liabilities, any remedy at law may prove to be inadequate relief to the Holder; therefore, the Holder shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving that actual damages are not an adequate remedy.

(m)Neither the Holder, nor any agent or attorney for the Holder, shall be liable to the Company (or any affiliate of the Company) for indirect, punitive, exemplary or consequential damages arising from any breach of contract, tort or other wrong relating to the establishment, administration or collection of the Obligations or as a result of any transaction contemplated under this Agreement or any other Loan Document.

(n)EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND EACH PARTY HEREBY CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed on the day and year first above written.

DEBTOR:
2020 RESOURCES LLC, a Delaware limited liability company

By:	/s/ David Sealock
Name:	David Sealock
Title:	CEO

SKY QUARRY INC., sole Member of 2020 Resources LLC

By:	/s/ David Sealock
Name:	David Sealock
Title:	Title: CEO

HOLDER:
KF BUSINESS VENTURES, LP,
A California Limited Partnership

By:	Kopple Financial Inc.,
Its General Partner

By:	/s/ Robert Kopple
Name:	Name: Robert Kopple
Title:	Title: President

[SIGNATURE PAGE TO SECURITY AGREEMENT]